UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2017

Virtus Investment Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10994	26-3962811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Pearl Street, 9th Floor, Hartford, CT		06103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 248-7971

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K filed by Virtus Investment Partners, Inc., a Delaware corporation (the “Company”), on June 1, 2017 (the “Initial Filing”) to include the financial statements referred to in Item 9.01(a) and the pro forma financial information referred to in Item 9.01(b) relating to the Company’s acquisition of RidgeWorth Holdings, LLC (“RidgeWorth”), a Delaware limited liability company.

On June 1, 2017, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 16, 2016, by and among the Company, RidgeWorth and the other parties thereto, the Company completed the acquisition of RidgeWorth.

Pursuant to the requirement of Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Initial Filing to include historical financial information of RidgeWorth and pro forma financial information.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

(i) The audited consolidated financial statements of RidgeWorth as of and for the years ended December 31, 2016 and 2015 are incorporated herein by reference to Exhibit 99.1 to this Form 8-K/A.

(ii) The audited consolidated financial statements of RidgeWorth as of December 31, 2015 and 2014 and for the two years in the period ended December 31, 2015, and the audited consolidated financial statements of RidgeWorth Capital Management LLC as of May 30, 2014 and for the period from January 1, 2014 to May 30, 2014 are incorporated herein by reference to Exhibit 99.2 to this Form 8-K/A.

(iii) The unaudited consolidated financial statements of RidgeWorth as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 are incorporated herein by reference to Exhibit 99.3 to this Form 8-K/A.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company, giving effect to the acquisition of RidgeWorth, as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016 are incorporated herein by reference to Exhibit 99.4 to this Form 8-K/A.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for RidgeWorth

99.1	Audited consolidated financial statements of RidgeWorth as of and for the years ended December 31, 2016 and 2015

99.2	Audited consolidated financial statements of RidgeWorth as of December 31, 2015 and 2014 and for the two years in the period ended December 31, 2015, and the audited consolidated financial statements of RidgeWorth Capital Management LLC as of May 30, 2014 and for the period from January 1, 2014 to May 30, 2014 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated December 22, 2016)

99.3	Unaudited consolidated financial statements of RidgeWorth as of March 31, 2017 and for the three months ended March 31, 2017 and 2016

99.4	Unaudited pro forma condensed combined financial statements of the Company, giving effect to the acquisition of RidgeWorth, as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated: August 11, 2017	By:	/s/ Michael A. Angerthal
Name: Michael A. Angerthal
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for RidgeWorth

99.1	Audited consolidated financial statements of RidgeWorth as of and for the years ended December 31, 2016 and 2015

99.2	Audited consolidated financial statements of RidgeWorth as of December 31, 2015 and 2014 and for the two years in the period ended December 31, 2015, and the audited consolidated financial statements of RidgeWorth Capital Management LLC as of May 30, 2014 and for the period from January 1, 2014 to May 30, 2014 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated December 22, 2016)

99.3	Unaudited consolidated financial statements of RidgeWorth as of March 31, 2017 and for the three months ended March 31, 2017 and 2016

99.4	Unaudited pro forma condensed combined financial statements of the Company, giving effect to the acquisition of RidgeWorth, as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016